UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                 INTROBUZZ, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

                                      N/A
--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 INTROBUZZ, INC.
                      3960 HOWARD HUGHES PARKWAY, SUITE 500
                               LAS VEGAS, NV 89169

                              INFORMATION STATEMENT

     This Information Statement (the "Information Statement") is being furnished to all holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of record at the close of business on June 4, 2013 (collectively, the "Stockholders") of Introbuzz, Inc., a Nevada corporation (the "Company"), with respect to proposed corporate actions of the Company. This Information Statement is first being provided to the Stockholders on or about __________________.

     The corporate actions involve Two (2) proposals (the "Proposals") providing for the following:

     1. To approve a Seventy-five-for-One forward stock split of the issued and outstanding shares of Common Stock, such that each One (1) share of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into Seventy-five (75) shares of the corporation's Common Stock, $0.001 par value (the "New Common Stock").

     2. To approve the change of the name of the Company from Introbuzz, Inc. to Cynk Technology Corp.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 4, 2013 ARE ENTITLED TO NOTICE OF THE PROPOSAL. A PRINCIPAL STOCKHOLDER WHO HOLDS IN EXCESS OF SEVENTY-TWO PERCENT (72%) OF THE COMPANY'S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSALS HAS VOTED IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.

BY ORDER OF THE BOARD OF DIRECTORS


By: /s/ Marlon L. Sanchez
   ---------------------------------------
   Marlon L. Sanchez, President

   Las Vegas, Nevada
   Dated: ___________________

                                TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT                                               3
What Is The Purpose Of The Information Statement?                             3
Who Is Entitled To Notice?                                                    3
PRINCIPAL STOCKHOLDERS                                                        3
Who Are the Principal Stockholders and How Many Votes Are They
 Entitled to Cast?                                                            3
What Corporate Matters Have the Principal Stockholders Voted For?             4
What Are The Recommendations of the Board of Directors?                       4
What Vote Is Required To Approve Each Proposal?                               4
PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT               5
(A) Security Ownership of Management                                          5
(B) Security Ownership of Certain Beneficial Owners                           5
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS                  6
EXECUTIVE COMPENSATION                                                        8
Summary Compensation Table                                                    8
Outstanding Equity Awards at Fiscal Year-End                                  8
Director Compensation                                                         9
Employment Contracts                                                          9
DESCRIPTION OF SECURITIES                                                     9
Common Stock                                                                  9
Options                                                                      10
Warrants                                                                     10
ANTI-TAKEROVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION,
 BYLAWS AND NEVADA LAW                                                       10
Transfer Agent                                                               11
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON     11
ADDITIONAL INFORMATION                                                       11
PROPOSAL 1 - FORWARD STOCK SPLIT                                             12
Purpose of the Forward Stock Split                                           12
Effects of the Forward Stock Split                                           12
Effectiveness of the Forward Stock Split                                     13
Procedure for Implementing the Forward Stock Split                           13
Accounting Consequences                                                      13
Recommendation of Board of Directors                                         13
No Voting of Stockholders Required                                           13
PROPOSAL 2 - CHANGE OF NAME OF COMPANY                                       14
Purpose of the Change of Name                                                14
Potential Effects of the Change of Name                                      14
Recommendation of Board of Directors                                         14
Effectiveness of Change of Company Name                                      14
No Voting of Stockholders Required                                           14
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS                 14

                                 INTROBUZZ, INC.
                      3960 HOWARD HUGHES PARKWAY, SUITE 500
                               LAS VEGAS, NV 89169

                            -------------------------
                              INFORMATION STATEMENT
                            -------------------------

     This Information Statement (this "Information Statement") contains information related to certain corporate actions of Introbuzz, Inc., a Nevada corporation (the "Company"), and is expected to be mailed on or about __________ to all holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of record at the close of business on June 4, 2013 (collectively, the "Stockholders")

                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

     This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Stockholders, as of the close of business on December 6, 2012 (the "Record Date"), of the corporate actions taken pursuant to the written consent of certain principal stockholders.

     Specifically, on June 5, 2013, a holder of a majority of our Common Stock voted to approve the the corporate matter outlined in this Information Statement, consisting of: (i) To approve a 75-for-1 forward split split of the issued and outstanding shares of Common Stock, such that each One (1) share of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into Seventy-five (75) shares of the corporation's Common Stock, $0.001 par value (the "New Common Stock"), (the "Forward Stock Split") and (ii) To approve the change the name of the Company from Introbuzz, Inc. to Cynk Technology Corp. (the "Name Change").

WHO IS ENTITLED TO NOTICE?

     All holders of shares of Common Stock on the close of business on the Record Date will be entitled to notice of each matter voted upon by the principal stockholder pursuant to the written consent of the principal stockholder. Specifically, the holder of a majority of the outstanding shares of Common Stock, which constitute a majority of all shares eligible to vote, has voted in favor of the Proposals listed in this notice. Under Nevada corporate law Section NRS 78.320, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than a majority (greater than 50.00%) of the holders of voting stock in lieu of a meeting of the stockholders.

     Because the holder of more than fifty percent, i.e., 72.4%, of the collective voting rights of the Common Stock, voted in favor of the Proposals, no action by the minority stockholders in connection with the Proposals set forth herein is required.

                              PRINCIPAL STOCKHOLDER

WHO IS THE PRINCIPAL STOCKHOLDER AND HOW MANY VOTES IS HE ENTITLED TO CAST?

     The holder of a majority of the shares of Common Stock is Marlon L. Sanchez, a member of our Board of Directors and Chief Executive Officer, President, Secretary and Chief Financial Officer, is the holder of 2,800,000 shares of Common Stock. The voting rights of the aforementioned represent 72.4% of the total issued and outstanding voting rights of the Company.

WHAT CORPORATE MATTERS HAS THE PRINCIPAL STOCKHOLDER VOTED FOR?

     The principal stockholder that holds a greater than a majority, 72.4% of the total issued and outstanding voting Rights of the Company has voted by written consent for the approval and ratification of the Board of Directors proposals described in this Information Statement. (1)

                                                       Percent of     Percent of
 Series                                  Shares in    Ownership in    All Voting
of Stock        Shareholder                Series        Series         Rights
--------        -----------                ------        ------         ------

Common      Marlon L. Sanchez             2,800,000       72.4%          72.4%
            3960 Howard Hughes Parkway
            Suite 500
            Las Vegas, NV 89169

Notes:

(1) Based on 3,886,000 of our Common Stock issued and outstanding as of June 4, 2013. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on June 4, 2013.

WHAT IS THE IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

     On June 4, 2013, the Board of Directors unanimously adopted resolutions approving the Proposals. The Board of Directors recommends adoption of the Proposal.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

     A vote of the majority of the voting capital stock is required to approve the Proposals. As a result, a vote to approve the Proposals by a majority of the aggregate voting rights held by the holders of the Common Stock is sufficient to approve the Proposals. In this instance, 72.4% of the outstanding shares of voting stock have approved the Proposals.

         PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of June 4, 2013 by: (i) each person (including any group) known to us to own more than five percent (5%) of any Series of our voting securities, and (ii) our directors, and our named executive officers.

     Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

                                                           Amount and
                                                           Nature of       Percentage of    Percentage of
Title of                                                   Beneficial         Common         All Voting
 Series           Name and Address of Beneficial Owner     Ownership         Stock (1)         Rights
 ------           ------------------------------------     ---------         ---------         ------
                  DIRECTORS AND EXECUTIVE OFFICERS

Common Stock      Marlon L. Sanchez (2)                    2,800,000           72.4%            72.4%
                  Chief Executive Officer, President,        Direct
                  Secretary, Chief Financial Officer
                  and a Director


Common Stock      All Directors and Executive Officers     2,800,000           72.4%            72.4%
                  as a Group (1 person)                      Direct

                                                           Amount and
                                                           Nature of       Percentage of    Percentage of
Title of                                                   Beneficial         Class or       All Voting
 Series           Name and Address of Beneficial Owner     Ownership         Series (1)        Rights
 ------           ------------------------------------     ---------         ---------         ------

                  5% STOCKHOLDERS

Common Stock      Marlon L. Sanchez (2)                    2,800,000           72.4%            72.4%
                                                             Direct

Notes:

(1) Based on 3,886,000 of our Common Stock issued and outstanding as of June 4, 2013. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on June 4, 2013.

(2) The address for Mr. Sanchez is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     We have no promoters or control persons required to be disclosed. Our executive officers and directors and their ages and titles as of June 5, 2013 are as follows:

Name of Director          Age                       Position
----------------          ---                       --------

Marlon L. Sanchez         40      Chief Executive Officer, President, Secretary,
                                  Chief Financial Officer and a director

     MARLON L. SANCHEZ was elected as a member of of the Board of Directors on April 17, 2013. On April 18, 2013 he was appointed as Chief Executive Officer, President, Secretary, Chief Financial Officer and a director of Introbuzz, Inc. From 2002 to present, Mr. Sanchez has been a Partner in Sanchez Medical Services, which provides comprehensive medical services to the Southern California market. Mr. Sanchez's responsibilities include direct oversight of administrative operations. Sanchez Medical Services also has a division dedicated to the ever growing Medical Tourism Industry. Mr. Sanchez is the primary spokesperson for the Medical Tourism Industry council in Tijuana,Mexico. Mr. Sanchez is a graduate of San Diego State University with a degree in Business Administration Marketing. Mr. Sanchez has not held directorship during the past five years in any publicly traded company.

TERM OF OFFICE

     Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

SIGNIFICANT EMPLOYEES

     We have no significant employees, other than our executive officers.

NON-EMPLOYEE DIRECTORS

     The Board members serve for the latter of a period of one year or until the next annual meeting of Company's shareholders.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     None of our directors or executive officers has been, during the past ten years:

     (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

     (ii) convicted of any criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (iii) subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

     (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

     (v) found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reverse, suspended, or vacated;

     (vi) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, related to an alleged violation of securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     (vii) the subject of, or a party to, any sanction or order, not subsequently reversed, suspending or vacated, of any self-regulatory any registered entity of the Commodity Exchange Act or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

DIRECTOR INDEPENDENCE

     We have determined that our board of directors currently has no members who qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a)(15).

BOARD MEETINGS AND COMMITTEES, ANNUAL MEETING ATTENDANCE

     Although we intend to establish an audit committee and compensation committee, our board of directors has not adopted any committees to the board of directors. Our board of directors held no formal meeting during the most recently completed fiscal year. All other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Nevada and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

     At each annual meeting of shareholders, directors will be elected by the holders of common stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until successors are duly elected and qualified or until a director's earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the board of directors or by a vote of the shareholders of our Company. Vacancies in our board of directors may be filled by a majority vote of the board of directors with such newly appointed director to serve until the next annual meeting of shareholders, unless sooner removed or replaced. We currently do not have a policy regarding the attendance of board members at the annual meeting of shareholders.

CODE OF ETHICS

     Given our limited operations, we have not adopted a Code of Ethics, that applies to our officers, directors and employees in accordance with applicable federal securities laws. We expect that our Board of Directors will adopt a Code of Ethics in the near future.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of our equity securities with the SEC. Officers, directors, and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the reports received and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements of Section 16(a) of the Exchange Act during fiscal 2012.

                             EXECUTIVE COMPENSATION

     The table below summarizes the total compensation earned by or paid to our principal executive officer, our principal financial officer and each of our two other executive officers other than our principal executive officer and principal financial officer for the fiscal year ended December 31, 2012.. The amounts represented in the "Options Award" column reflect the stock compensation expense recorded pursuant to the ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive for such awards.

SUMMARY COMPENSATION TABLES

                                                                     Non-Equity      Nonqualified
 Name and                                                            Incentive         Deferred
 Principal                                    Stock       Option        Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)   Awards($)   Awards($)  Compensation($)   Earnings($)   Compensation($)  Totals($)
 --------       ----   ---------  --------   ---------   ---------  ---------------   -----------   ---------------  ---------
Kenneth Carter  2012      --         --         --          --            --              --              --            -0-
President,
Secretary,
CFO (1)

---------
(1) On April 17, 2013, the Board of Directors canceled 6,000,000 share of the Company's restricted common stock previously issued in 2012 to Mr. Carter as compensation were canceled following his resignation.

---------
     Marlon L. Sanchez, our Chief Executive Officer, President, Secretary and chief Financial Officer was granted Two Million Eight Hundred Thousand (2,800,000) of the Company's common shares on April 17, 2013.

OUTSTANDING EQUITY AWARDS

     There were no outstanding unexercised options, unvested stocks or equity incentive plan awards held by any of our named executive officers and significant employees, as of June 5, 2013.

DIRECTOR COMPENSATION

     The following table sets forth the compensation awarded to, earned by or paid to the directors during the fiscal year ended December 31, 2012.

                                                                      Change in
                                                                       Pension
                                                                      Value and
                   Fees                              Non-Equity      Nonqualified
                  Earned                             Incentive         Deferred
                 Paid in      Stock      Option        Plan          Compensation      All Other
    Name         Cash($)     Awards($)  Awards($)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------  ---------  ---------------    -----------    ---------------   --------
Kenneth Carter     --           --         --            --               --               --             -0-

     We do not have a plan pursuant to which our directors are compensated and directors currently do not receive cash compensation for their services on the Board of Directors although they do receive stock as determined by the full board of directors with each director abstaining from any such vote involving himself or a member of his immediate family.

     Our non-employee director is currently compensated with the issuance of stock options, which generally become exercisable upon the date of grant, and which generally expire on the earlier of ten years from the date of grant or up to three years after the date that the optionee ceases to serve as a director. Non-employee directors will be reimbursed for out-of-pocket expenses associated with attending to our business.

EMPLOYMENT CONTRACTS

     We have no employment contracts, termination of employment or change-in-control arrangements with any of our executive officers or other employees.

                            DESCRIPTION OF SECURITIES

     The current authorized capital stock of our Company consists of Ten Million (10,000,000) shares of Common Stock, par value $0.001. As of June 4, 2013, 3,886,000 shares of Common Stock were issued and outstanding. No Common Shares have been issued since June 4, 2013. The following description is a summary of the capital stock of our Company and contains the material terms of our voting capital stock. Additional information can be found in our Certificate of Incorporation and our Bylaws.

COMMON STOCK

     On June 4, 2013 (the "Record Date"), there were 3,886,000 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one (1) vote on each matter submitted to a vote of our stockholders, including the election of Directors. There is no cumulative voting. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board. Common Stock holders have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions related to the Common Stock. In the event of liquidation, dissolution or winding up of the Company, our Common Stock holders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

OPTIONS

     No options are outstanding as of the date of this Information Statement.

WARRANTS

     No warrants are outstanding as of the date of this Information Statement.

      ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION,
                              BYLAWS AND NEVADA LAW

AUTHORIZED AND UNISSUED STOCK

     The authorized but unissued shares of our Common Stock are available for future issuance without the approval of our stockholders. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to our stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

NEVADA ANTI-TAKEOVER LAWS

     Nevada Revised Statutes ("NRS") Sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our Articles of Incorporation and Bylaws do not state that these provisions do not apply.

     The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The restrictions on the acquisition of controlling interests contained in NRS Sections 78.378 to 78.3793 apply only to a Nevada corporation that:

     (a) has 200 stockholders of record (at least 100 of whom have addresses in the State of Nevada appearing on the stock ledgers of the corporation); and

     (b) does business in the State of Nevada, either directly or through an affiliated corporation.

     Currently, we do not have 200 stockholders of record, nor do we have 100 stockholders of record with addresses in the State of Nevada. Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future. Accordingly, the anti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do not apply to us, and are not likely to apply to us in the foreseeable future.

TRANSFER AGENT AND REGISTRAR

     Pacific Stock Transfer is the transfer agent and registrar of our Common Stock. Their address is 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119 and their telephone number is (702) 361-3033

      INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

     (a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

     (b) No Director in good standing with the Company has informed the Company that he intends to oppose the actions to be taken by the Company as set forth in this Information Statement.

                             ADDITIONAL INFORMATION

     Additional information concerning Introbuzz, Inc., including its annual and quarterly reports filed with the SEC, may be accessed through the SEC's EDGAR archives at www.sec.gov.

         PROPOSAL 1 - FORWARD STOCK SPLIT OF THE COMPANY'S COMMON STOCK

     The Company's Board proposes to effectuate a 75- for - 1 forward split of the total issued and outstanding shares of Common Stock of the Company as follows:

"There shall be a 75- for-1 Forward Split of the issued and outstanding shares of Common Stock, such that each One (1) share of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into Seventy-five shares of the Company's Common Stock, $0.001 par value (the "New Common Stock")."

PURPOSE OF A FORWARD STOCK SPLIT OF THE COMPANY'S COMMON STOCK

     There are various reasons for the proposed Forward Stock Split, the foremost of which is to increase the the number of free-trading shares available in the public marketplace with the resulting public awareness of the Company and its products and services.

     However, there is no assurance that the market price of the Common Stock will return to its present price range from decrease in the price of our Common Stock following the Forward Stock Split. A failure of the stock's trading price to completely readjust of the Forward Stock Split would result in a reduction in the market value of the Company's securities, but, on the other hand, it is possible that the Forward Stock Split may result in an increased value of the market value of the Company's Common Stock.

     There can be no assurance that the total market capitalization of the Common Stock after the proposed Forward Stock Split will be equal to the total market capitalization before the proposed Forward Stock Split or that the market price following the Forward Stock Split will either exceed or remain in excess of the current market capitalization.

EFFECTS OF THE FORWARD STOCK SPLIT

     Pursuant to the Forward Stock Split, each holder of shares of our Common Stock (the "Old Common Stock") immediately prior to the effectiveness of the Forward Stock Split will become the holder of more shares of our Common Stock (the "New Common Stock") after consummation of the Forward Stock Split. Although the Forward Stock Split, will not, by itself, impact our assets or properties, the Forward Stock Split could result in a decrease in the aggregate market value of our equity capital. The Forward Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in us. Following the Forward Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to one share of the Old Common Stock.

     The number of shares of Common Stock issued and outstanding will be increased to a number that will be equal to the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Forward Stock Split multiplied by 75. With the exception of the number of shares issued and outstanding, the rights and preference of the shares of Common prior and subsequent to the Forward Stock Split will remain the same. It is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders or any aspect of our business would materially change as a result of the Forward Stock Split. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act as we will continue to be subject to the Exchange Act's periodic reporting requirements.

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
EFFECTIVENESS OF REVERSE STOCK SPLIT

     The Forward Stock Split will be effected at a ratio of Seventy-five for One (75-for-1). Commencing on the effective date of the Forward Stock Split, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the increased number of shares of Common Stock resulting from the Forward Stock Split.

     The Forward Stock Split will be effected at the same time as the effectiveness of the Change of Company Name, in Proposal 2, no less than 20 days and no more than 25 days following mailing of this Information Statement.

PROCEDURE FOR IMPLEMENTING THE FORWARD STOCK SPLIT

     Upon filing and effectiveness of the Certificate of Amendment with the Secretary of State of the State of Nevada effecting the Forward Stock Split and the Change of Name, the Forward Stock Stock shall occur without any further action on the part of the Company or the holders of shares of our Common Stock and whether or not certificates representing such holders' shares prior to the Forward Stock Split are surrendered for cancellation. Stock certificates or book-entries dated as of the date prior to the effective time of the Forward Stock Split representing outstanding shares of Common Stock shall, immediately after the effective time of the Forward Stock Split, represent a number of shares equal to the same number of shares of Common Stock as is reflected on the face of such certificates or book-entries, multiplied by seventy-five. We may, but shall not be obliged to , issue new certificates evidencing the post-split shares of Common Stock outstanding as a result of the Forward Stock Split if and when either (i) the certificates evidencing the shares held by a holder prior to the Forward Stock Split are delivered to the Company or our transfer agent or
(ii) the holder notifies us or our transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to us to indemnify the Company from any loss incurred by is in connection with such certificates. STOCKHOLDERS OF RECORD SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTFICATES UNTIL REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

     The par value per shares of our Common Stock will remain unchanged at $0.001 per share after the Forward Stock Split. As a result, on the effective date of the Forward Stock Split, the stated capital on our balance sheet attributable to Common Stock will be increased proportionately and the additional paid-in capital account will be decreased by the amount by which the stated capital is increased. Per share net income or loss will be decreased because there will be additional shares of our Common Stock outstanding. We do not anticipate that nay other accounting consequences, including changes to the amount of stock-based compensation expense, if any, to be recognized in any period, will arise as a result of the Forward Stock Split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our Board unanimously recommended a vote "FOR" the approval to effectuate the Seventy-five (75) -for-One (1) Forward Stock Split.

NO VOTING OF STOCKHOLDERS REQUIRED

     We are not soliciting any votes with regard to the proposal to effectuate the Forward Stock Split. A certain principal stockholder that has voted in favor of this Proposal holds 72.4% of the total issued and outstanding shares of voting stock and accordingly, this principal stockholder has sufficient shares to approve the Proposal.

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                     PROPOSAL 2 - CHANGE OF NAME OF COMPANY

     The Company's Board proposes to change of name of the Company from Introbuzz, Inc. to Cynk Technology Corp.

PURPOSE OF THE CHANGE OF NAME

     The Company believes that the new name will better differentiate the Company from other companies engaged in the same business of Company, i.e., a technology company whose primary business is providing relationship-building tools and processes that help any business cultivate profitable relationships with customers, all through web-based solutions.

POTENTIAL EFFECTS OF THE CHANGE OF NAME

     The Company does not believe that there are any potential effects with respect to the change of name other than the Company must obtain a new CUSIP number from the CUSIP Service Bureau and a new trading symbol from Financial Industry Regulatory Authority ("FINRA").

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our Board unanimously recommended a vote "FOR" the approval to effectuate a change of name of the Company from Introbuzz, Inc. to Cynk Technology Corp.

EFFECTIVENESS OF CHANGE OF NAME

     The Change of Name will be effected at the same time as the effectiveness of the Forward Stock Split, in Proposal 1, no less than 20 days and no more than 25 days following mailing of this Information Statement.

NO VOTING OF STOCKHOLDERS REQUIRED

     We are not soliciting any votes with regard to the proposal to effectuate a change of name. Certain principal stockholders that have voted in favor of this Proposal hold 72.4% of the total issued and outstanding shares of voting stock and accordingly, these principal stockholders have sufficient shares to approve the Proposal.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169; or by calling the Company at (800) 972-6017 and requesting a copy of the Information Statement. (1)A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors


/s/ Marlon L. Sanchez
------------------------------------
Marlon L. Sanchez, President
Las Vegas, Nevada

Dated: ____________________

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